UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2021
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Air Transport Services Group, Inc.
(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.
The disclosures set forth under Item 8.01 of this Current Report on Form 8-K are incorporated herein by reference.
The 13,562,897 shares of Common Stock of Air Transport Services Group, Inc. (the “Registrant”) issued to Amazon.com, Inc. (“Amazon”) on May 7, 2021, as described in Item 8.01 of this Current Report on Form 8-K, were issued to Amazon without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to exemptions from registration under Section 4(2) of the 1933 Act and Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act.

Item 8.01 Other Events.
On May 7, 2021, the Registrant issued to Amazon for cash an aggregate of 13,562,897 shares of Common Stock, par value $0.01 per share, of the Registrant (“Common Stock”) through (i) the exercise by Amazon in full of a warrant issued by the Registrant, dated March 8, 2016, to purchase 12,810,629 shares of Common Stock (“Warrant-A”), and (ii) the exercise by Amazon of a portion of a warrant issued by the Registrant, dated March 8, 2018, to purchase 752,268 shares of Common Stock (“Warrant-B-1”). The exercise price per share was $9.73 and the aggregate exercise price for the 13,562,897 shares was $131,966,987.81. The portion of Warrant-B-1 that was not exercised on May 7, 2021 was previously exercised by Amazon in a cashless exercise on March 5, 2021, as reported by the Registrant in a Current Report on Form 8-K filed on March 8, 2021.
The above-described cash exercise on May 7, 2021 by Amazon of Warrant-A and a portion of Warrant-B-1 was made pursuant to a written notice that Amazon submitted to the Registrant on March 5, 2021, and was subject to and contingent upon the approval of the United States Department of Transportation (“DOT”), the expiration of the applicable waiting period pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the effectiveness of an amendment to the term “Beneficial Ownership Limitation” in Section 14 of each of such Warrants.
A more detailed description of Warrant-A and Warrant-B-1 and the actions taken by Amazon with respect thereto is described in the Registrant’s Current Report on Form 8-K filed on March 8, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	May 7, 2021